PIMCO Equity Series

Supplement dated August 25, 2026 to the Statement of Additional Information (the “SAI”)

dated October 31, 2025, as supplemented from time to time

As previously disclosed on August 21, 2026, effective October 30, 2026, PIMCO RAE US Small Fund is re-named PIMCO RAE US S Fund. Therefore, effective October 30, 2026, all references to PIMCO RAE US Small Fund in the Prospectus and SAI are replaced with PIMCO RAE US S Fund. In correction of the supplement dated August 21, 2026 to the SAI, the name of PIMCO RAE US Fund will not change on October 30, 2026.

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